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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

                                 CURRENT REPORT




    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934




                     Date of Report:       NOVEMBER 6, 1996
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                         MIDLAND FINANCIAL GROUP, INC.
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           (Exact name of registrant as specified in its charter)



                 TENNESSEE           0-20754           62-1104818
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            (State or other juris-   (Commission      (IRS Employer
         diction of incorporation)   File Number) Identification No.)



            825 CROSSOVER LANE, SUITE 112, MEMPHIS, TENNESSEE 38117
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          (Address of Principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code (901) 680-9100
                                                         ---------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.

     On November 6, 1996, Midland Financial Group, Inc. issued the press release attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      The following exhibit is filed as a part of this report.

99.   Press Release dated November 6, 1996



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MIDLAND FINANCIAL GROUP, INC.


November 6, 1996                         By: /s/ Elena Barham
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                                             Elena Barham
                                             Chief Financial Officer


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